UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2021

BlueRiver Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	6770	98-177027
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

250 West Nottingham Drive, Suite 400 San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 832 3305

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary shares, and one Warrant to acquire one-third Class A ordinary share	BLUA.U	NYSE
Class A ordinary share, par value $0.0001 per share	BLUA	NYSE
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BLUA WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.          Other Events.

On February 2, 2021, BlueRiver Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 28,750,000 units (the “Public Units” and together with the Private Placement Units, the “Units”), which includes the exercise of the underwriters’ option to purchase an additional 3,750,000 Public Units at the initial public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Warrants”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Public Units were sold at an offering price of $10.00 per Public Unit, generating net proceeds of $287,500,000.

Simultaneous with the consummation of the IPO and the issuance and sale of the Public Units, the Company consummated the private placement of 800,000 Private Placement Units at a price of $10.00 per Private Placement Unit, generating total proceeds of $8,000,000 (the “Private Placement”).

The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, $287,500,000 in the aggregate (the “Offering Proceeds”), were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of February 2, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated January 28, 2021, between the Company and Goldman Sachs & Co. LLC, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•	a Warrant Agreement, dated January 28, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•	an Investment Management Trust Agreement, dated February 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration and Shareholder Rights Agreement, dated January 28, 2021, among the Company, the Sponsor and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•	a Private Placement Units Purchase Agreement, dated January 28, 2021, between the Company and BlueRiver Ventures, LLC (the “Sponsor”), pursuant to which the Sponsor purchased 800,000 Units;

•	an Administrative Services Agreement, dated January 28, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $50,000 per month until the earlier of the Company’s completion of its initial business combination or liquidation; and

•	a Letter Agreement, dated January 28, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any Class A ordinary shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the date hereof; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is filed herewith as Exhibits 1.1, 3.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively

On January 28, 2021, the Company issued a press release announcing the pricing of its IPO. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, by and among the Company and Goldman Sachs & Co. LLC as underwriter.

3.1.	Amended and Restated Memorandum and Articles of Association.

4.4	Warrant Agreement, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration and Shareholder Rights Agreement, by and among the Company, the Sponsor and the Holders signatory thereto.

10.3	Private Placement Units Purchase Agreement, between the Company and the Sponsor.

10.4	Administrative Services Agreement, between the Company and the Sponsor.

10.5	Letter Agreement, by and among the Company, the Sponsor and each director and officer of the Company.

99.1	Audited Balance Sheet as of February 2, 2021.

99.2	Press Release issued by the Company on January 28, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2021

BLUERIVER ACQUISITION CORP.

By:	/s/ Randall Mays
Name:	Randall Mays
Title:	Co-Chairman, Co-CEO, CFO